Exhibit 99.1

WHITE MOUNTAINS INSURANCE GROUP, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(millions, except share amounts)

(Unaudited)

	December 31,	September 30,	December 31,
	2005	2005	2004
Assets

Fixed maturity investments	$7,582.7	$7,594.2	$7,900.0
Short-term investments	727.8	1,027.3	1,058.2
Common equity securities	967.8	1,000.1	1,043.9
Other investments	588.1	507.1	527.4

Total investments	9,866.4	10,128.7	10,529.5

Reinsurance recoverable on unpaid losses	5,025.7	4,824.0	3,797.4
Reinsurance recoverable on paid losses	77.0	103.3	92.0
Funds held by ceding companies	620.4	707.6	943.8
Insurance and reinsurance premiums receivable	1,014.3	1,039.7	942.2
Securities lending collateral	674.9	786.9	593.3
Investments in unconsolidated insurance affiliates	479.7	486.8	466.6
Deferred acquisition costs	288.4	308.3	308.2
Ceded unearned premiums	200.7	242.2	224.1
Accounts receivable on unsettled investment sales	21.7	27.0	19.9
Other assets	1,148.9	1,141.3	1,098.1

Total assets	$19,418.1	$19,795.8	$19,015.1

Liabilities

Loss and loss adjustment expense reserves	$10,231.2	$10,102.6	$9,398.5
Reserves for structured contracts	224.6	268.3	375.9
Unearned insurance and reinsurance premiums	1,582.0	1,717.9	1,739.4
Debt	779.1	775.2	783.3
Securities lending payable	674.9	786.9	593.3
Preferred stock subject to mandatory redemption	234.0	227.9	211.9
Ceded reinsurance payable	204.5	219.1	201.4
Funds held under reinsurance treaties	171.4	169.9	155.4
Accounts payable on unsettled investment purchases	43.4	162.8	30.9
Other liabilities	1,439.8	1,482.4	1,641.2

Total liabilities	15,584.9	15,913.0	15,131.2

Common Shareholders’ Equity

Common shares and paid-in surplus	1,725.3	1,726.9	1,725.8
Retained earnings	1,899.8	1,888.0	1,695.9
Accumulated other comprehensive income (loss), after tax:
Net unrealized gains on investments	209.7	249.4	359.5
Equity in net unrealized gains from Symetra’s fixed maturity portfolio	24.2	39.4	56.6
Net unrealized foreign currency translation gains (losses) and other	(25.8)	(20.9)	46.1

Total common shareholders’ equity	3,833.2	3,882.8	3,883.9

Total liabilities and common shareholders’ equity	$19,418.1	$19,795.8	$19,015.1

Common shares outstanding (000’s)	10,779	10,774	10,773
Common and equivalent shares outstanding (000’s)	10,814	10,818	10,819

WHITE MOUNTAINS INSURANCE GROUP, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(millions, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Revenues:
Earned insurance and reinsurance premiums	$917.8	$999.1	$3,798.6	$3,820.5
Net investment income	102.2	113.3	491.5	360.9
Net realized investment gains (losses)	(6.7)	71.3	112.6	181.1
Other revenue	44.8	64.4	229.2	190.5

Total revenues	1,058.1	1,248.1	4,631.9	4,553.0
Expenses:
Loss and loss adjustment expenses	739.1	656.6	2,858.2	2,591.1
Insurance and reinsurance acquisition expenses	188.3	199.2	761.2	744.4
Other underwriting expenses	72.7	133.7	428.9	520.4
General and administrative expenses	18.1	106.9	156.8	309.3
Accretion of fair value adjustment to loss and loss adjustment expense reserves	8.8	10.2	36.9	43.3
Interest expense on debt	9.7	13.5	44.5	49.1
Interest expense - dividends on preferred stock subject to mandatory redemption	7.6	7.6	30.3	30.3
Interest expense - accretion on preferred stock subject to mandatory redemption	6.0	4.7	22.1	17.3

Total expenses	1,050.3	1,132.4	4,338.9	4,305.2

Pretax income (loss)	7.8	115.7	293.0	247.8

Income tax benefit (provision)	19.6	18.7	(36.5)	(47.0)

Net income before equity in earnings of unconsolidated affiliates and extraordinary item	27.4	134.4	256.5	200.8

Equity in earnings of unconsolidated insurance affiliates	5.9	10.6	33.6	37.4

Net income before extraordinary item	33.3	145.0	290.1	238.2

Excess of fair value of acquired net assets over cost	—	19.8	—	180.5

Net income	33.3	164.8	290.1	418.7

Change in net unrealized gains on investments	(54.9)	38.9	(182.2)	130.1
Change in foreign currency translation and other	(4.9)	37.8	(71.9)	46.4

Comprehensive net income (loss)	(26.5)	241.5	36.0	595.2

Deduct: Change in net unrealized gains and losses from Symetra’s fixed maturity portfolio	15.2	(8.5)	32.4	(56.6)

Adjusted comprehensive net income (loss)	$(11.3)	$233.0	$68.4	$538.6

Basic earnings per share:

Net income before extraordinary item	$3.10	$13.48	$26.96	$24.05
Net income	3.10	15.31	26.96	42.28

Diluted earnings per share:

Net income before extraordinary item	$2.82	$13.48	$26.56	$22.67
Net income	2.82	15.31	26.56	39.92

Dividends declared and paid per common share	$2.00	$—	$8.00	$1.00

WHITE MOUNTAINS INSURANCE GROUP, LTD.

YTD SEGMENT INCOME STATEMENT

(in millions)

(Unaudited)

For the Year Ended December 31, 2005

	OneBeacon	WM Re	Esurance	Other	Total
Revenues:
Earned insurance and reinsurance premiums	$2,118.4	$1,371.6	$306.8	$1.8	$3,798.6
Net investment income	238.1	148.9	9.8	94.7	491.5
Net realized investment gains (losses)	123.8	76.8	2.1	(90.1)	112.6
Other revenue	134.0	33.5	3.0	58.7	229.2

Total revenues	2,614.3	1,630.8	321.7	65.1	4,631.9
Expenses:
Loss and loss adjustment expenses	1,401.5	1,237.9	206.2	12.6	2,858.2
Insurance and reinsurance acquisition expenses	390.7	279.6	90.8	0.1	761.2
Other underwriting expenses	283.1	107.0	37.2	1.6	428.9
General and administrative expenses	88.4	12.4	—	56.0	156.8
Accretion of fair value adjustment to loss and lae reserves	—	10.9	—	26.0	36.9
Interest expense on debt	1.4	0.4	—	42.7	44.5
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	—	—	—	52.4	52.4

Total expenses	2,165.1	1,648.2	334.2	191.4	4,338.9

Pretax income (loss)	$449.2	$(17.4)	$(12.5)	$(126.3)	$293.0

For the Year Ended December 31, 2004

	OneBeacon	WM Re	Esurance	Other	Total
Revenues:
Earned insurance and reinsurance premiums	$2,378.5	$1,265.5	$176.5	$—	$3,820.5
Net investment income	221.4	98.5	3.5	37.5	360.9
Net realized investment gains	129.6	29.6	1.1	20.8	181.1
Other revenue	141.8	36.1	2.2	10.4	190.5

Total revenues	2,871.3	1,429.7	183.3	68.7	4,553.0
Expenses:
Loss and loss adjustment expenses	1,545.2	918.9	122.4	4.6	2,591.1
Insurance and reinsurance acquisition expenses	442.3	271.8	30.3	—	744.4
Other underwriting expenses	369.2	122.9	26.8	1.5	520.4
General and administrative expenses	122.2	15.1	—	172.0	309.3
Accretion of fair value adjustment to loss and lae reserves	—	10.1	—	33.2	43.3
Interest expense on debt	1.0	3.8	—	44.3	49.1
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	—	—	—	47.6	47.6

Total expenses	2,479.9	1,342.6	179.5	303.2	4,305.2

Pretax income (loss)	$391.4	$87.1	$3.8	$(234.5)	$247.8

WHITE MOUNTAINS INSURANCE GROUP, LTD.

QTD SEGMENT INCOME STATEMENT

(in millions)

(Unaudited)

For the Three Months Ended December 31, 2005

	OneBeacon	WM Re	Esurance	Other	Total
Revenues:
Earned insurance and reinsurance premiums	$496.4	$327.6	$93.8	$—	$917.8
Net investment income	46.4	39.8	3.3	12.7	102.2
Net realized investment gains (losses)	(22.8)	45.8	(1.2)	(28.5)	(6.7)
Other revenue	35.1	3.1	0.7	5.9	44.8

Total revenues	555.1	416.3	96.6	(9.9)	1,058.1
Expenses:
Loss and loss adjustment expenses	341.0	323.1	64.7	10.3	739.1
Insurance and reinsurance acquisition expenses	90.7	68.8	28.8	—	188.3
Other underwriting expenses	35.3	24.9	12.2	0.3	72.7
General and administrative expenses	35.7	3.4	—	(21.0)	18.1
Accretion of fair value adjustment to loss and lae reserves	—	2.3	—	6.5	8.8
Interest expense on debt	0.3	(1.3)	—	10.7	9.7
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	—	—	—	13.6	13.6

Total expenses	503.0	421.2	105.7	20.4	1,050.3

Pretax income (loss)	$52.1	$(4.9)	$(9.1)	$(30.3)	$7.8

For the Three Months Ended December 31, 2004

	OneBeacon	WM Re	Esurance	Other	Total
Revenues:
Earned insurance and reinsurance premiums	$584.0	$362.1	$53.0	$—	$999.1
Net investment income	59.7	38.3	1.3	14.0	113.3
Net realized investment gains	22.6	20.6	0.5	27.6	71.3
Other revenue	48.8	13.1	0.9	1.6	64.4

Total revenues	715.1	434.1	55.7	43.2	1,248.1
Expenses:
Loss and loss adjustment expenses	365.0	263.6	33.4	(5.4)	656.6
Insurance and reinsurance acquisition expenses	114.2	74.6	10.4	—	199.2
Other underwriting expenses	85.2	39.8	8.5	0.2	133.7
General and administrative expenses	31.4	3.5	(0.3)	72.3	106.9
Accretion of fair value adjustment to loss and lae reserves	—	3.7	—	6.5	10.2
Interest expense on debt	0.3	1.1	—	12.1	13.5
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	—	—	—	12.3	12.3

Total expenses	596.1	386.3	52.0	98.0	1,132.4

Pretax income (loss)	$119.0	$47.8	$3.7	$(54.8)	$115.7